UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(C)

OF THE SECURITIES EXCHANGE ACT OF 1934

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[ ]	Definitive Information Statement

BLACK CACTUS GLOBAL, INC.

(Name of Registrant As Specified In Charter)

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PRELIMINARY INFORMATION STATEMENT—SUBJECT TO COMPLETION

BLACK CACTUS GLOBAL, INC.

207 W. Division Street, Suite 137

Chicago, IL 60622

(773) 683-1671

INFORMATION STATEMENT

(Preliminary)

August 18, 2020

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

To our Stockholders:

This Information Statement has been filed with the Securities and Exchange Commission and is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended, to the holders of common stock, par value $0.0001 per share (the “Common Stock”), of Black Cactus Global, Inc., a Florida corporation (the “Company”), to notify such stockholders that on August 14, 2020, the Company received a written consent in lieu of a meeting of the stockholders, as permitted by the Company’s Bylaws, as may be amended (the “Bylaws”), and applicable Florida law (the “Stockholder Consent”). Currently, one of the holders of our Common Stock, Black Cactus Holdings LLC (the “Majority Stockholder”), holds approximately 58.5% of the total voting power of all issued and outstanding shares of Common Stock. Pursuant to the Stockholder Consent, the Majority Stockholder authorized the filing of an Amended and Restated Articles of Incorporation in order to:

●	Effect a reverse stock split of all of the Company’s outstanding shares of Common Stock by a ratio of one-for-twenty (the “Reverse Stock Split”);

●	Reduce the number of shares of Common Stock that the Company is authorized to issue from 490,000,000 shares to 200,000,000 shares (the “Authorized Share Reduction”);

●	Change the name of the Company to “BLGI, Inc.” (the “Name Change”); and

●

Terminate the designation of 10,000 shares of Series A Preferred Stock, none of which are issued and outstanding, and amend the authorization to issue 10,000,000 shares of Preferred Stock, par value $0.0001 per share, to provide for 10,000,000 shares of “blank check” preferred stock, par value $0.0001 per share (the “Blank Check Preferred Authorization”).

The Board previously approved the Reverse Stock Split, the Authorized Share Reduction, the Name Change and the Blank Check Preferred Authorization pursuant to a unanimous written consent on August 14, 2020, as permitted by our Bylaws and applicable Florida law, and recommended to the Majority Stockholder that the Majority Stockholder authorize the Reverse Stock Split, the Authorized Share Reduction, the Name Change and the Blank Check Preferred Authorization, which authorization was carried out pursuant to the Stockholder Consent. Accordingly, your consent is not required and is not being solicited in connection with the approval of the Reverse Stock Split, the Authorized Share Reduction, the Name Change and the Blank Check Preferred Authorization.

We will first mail this Notice of Stockholder Action by Written Consent and the Information Statement on or about August __, 2020 to the holders of record of our Common Stock as of the close of business on August 14, 2020 (the “Record Date”).

By order of the Board of Directors

Very truly yours,

Lawrence P. Cummins

Chief Executive Officer, Director

BLACK CACTUS GLOBAL, INC.

207 W. Division Street, Suite 137

Chicago, IL 60622

______________________________________________

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

INFORMATION STATEMENT

This information statement and notice of stockholder action by written consent (collectively, this “Information Statement”) contains information relating to the filing of an Amended and Restated Articles of Incorporation (the “Amended and Restated Articles”) by Black Cactus Global, Inc., a Florida corporation (“Black Cactus,” the “Company,” “we,” “us” and “our”) to (i) effect a reverse stock split of all of the Company’s outstanding shares of common stock, par value $0.0001 per share (the “Common Stock”), by a ratio of one-for-twenty (the “Reverse Stock Split”), (ii) reduce the number of shares of Common Stock that the Company is authorized to issue from 490,000,000 shares to 200,000,000 shares (the “Authorized Share Reduction”), (iii) change the name of the Company to “BLGI, Inc.” (the “Name Change”), and (iv) terminate the designation of 10,000 shares of Series A Preferred Stock, none of which are issued and outstanding, and amend the authorization to issue 10,000,000 shares of Preferred Stock, par value $0.0001 per share, to provide for 10,000,000 shares of “blank check” preferred stock, par value $0.0001 per share (the “Blank Check Preferred Authorization”).

We are furnishing this Information Statement to the stockholders of the Company pursuant to certain securities regulations, as well as applicable provisions of Florida law. Florida law provides that an action that is required or permitted to be taken at an annual or special meeting of shareholders may be taken without a meeting, without prior notice, and without a vote if the action is taken by the holders of outstanding shares of each voting group entitled to vote thereon having not less than the minimum number of votes with respect to each voting group that would be necessary to authorize or take such action at a meeting at which all voting groups and shares entitled to vote thereon were present and voted. Florida law requires, within ten (10) days after written consents sufficient to authorize an action have been delivered to the Company, notice to be given to those shareholders who have not consented in writing or who are not entitled to vote on the action, which notice shall fairly summarize the material features of the authorized action. This Information Statement, dated August __, 2020, is first being mailed on or about August __, 2020 to the holders of our Common Stock as of the close of business on August 14, 2020 (the “Record Date”).

This Information Statement contains a brief summary of the material aspects of the Reverse Stock Split, the Authorized Share Reduction, the Name Change and the Blank Check Preferred Authorization, all of which have been approved by the board of directors (the “Board”) of the Company and the holder of a majority of the total voting power of all issued and outstanding shares of Common Stock, Black Cactus Holdings LLC (the “Majority Stockholder”).

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

We will send only one Information Statement to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement to the Company at Corporate Secretary, 207 W. Division Street, Suite 137, Chicago, IL 60622, telephone: (773) 683-1671.

If multiple stockholders sharing an address have received one copy of the Information Statement or any other corporate mailing and would prefer the Company to mail each stockholder a separate copy of future mailings, you may send notification to or call the Company’s principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of the Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or by calling the Company’s principal executive offices.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our Common Stock as of August 14, 2020 by (a) each shareholder who is known to us to own beneficially 5% or more of our outstanding common stock; (b) our directors; (c) our executive officers; and (d) all executive officers and directors as a group. Except as otherwise indicated, all persons listed below have sole voting power and investment power with respect to their shares of Common Stock, subject to community property laws where applicable.

For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares of Common Stock that such person has the right to acquire within sixty (60) days of August 14, 2020. For purposes of computing the percentage of outstanding shares of our Common Stock held by each person or group of persons named above, any shares that such person or persons has the right to acquire within sixty (60) days of August 14, 2020 is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The inclusion herein of any shares listed as beneficially owned does not constitute an admission of beneficial ownership. Unless otherwise identified, the address of our directors and executive officers is c/o Black Cactus Global, Inc., 207 W. Division Street, Suite 137, Chicago, Illinois 60622.

Name and Address of Shareholders	Amount and Nature of Shareholders Ownership	Percent of Class (1)

5% or greater shareholders

Black Cactus Holdings LLC (2)	234,210,244	58.51%

Bellridge Capital, L.P. (3)	44,470,970	9.99%

Harpreet Sangha (4)	23,200,000	5.80%

Directors and executive officers

Jeremy Towning	—	—

Lawrence P. Cummins (5)	234,210,244	58.51%

Lawrence C. Cummins	—	—

Karyn Augustinus	—	—

All officers and directors as a group (4 persons)	234,210,244	58.51%

__________

(1)	Percentage ownership is based on 400,283,740 shares of Common Stock outstanding as of August 14, 2020.

(2)

The principal business address of Black Cactus Holdings LLC is 832 N. Hermitage Avenue, Unit #2, Chicago, IL 60622. Pursuant to a Waiver and Agreement, dated as of June 29, 2020, an affiliate of Black Cactus Holdings LLC was entitled to the issuance of 249,109,944 shares of Common Stock, which right was designated to Black Cactus Holdings LLC, but the Company did not have a sufficient number of authorized shares of Common Stock to issue all of such shares and, therefore, the parties agreed that the Company will issue the remaining shares when they become available. If such shares had been issued, Black Cactus Holdings LLC would own approximately 60% of the outstanding shares. Additionally, Black Cactus Holdings LLC has agreed to the cancellation of up to 75,000,000 shares of Common Stock (after issuance of the additional shares), on a 1.5-for-1 basis, upon the cancellation of up to an aggregate of 50,000,000 shares of Common Stock held by certain former directors and an affiliate of one of those former directors.

(3)

The principal address of Bellridge Capital L.P. is 515 E. Las Olas Boulevard, Suite 120A, Fort Lauderdale, Florida 33301. The number of shares and percentage beneficially owned includes 44,470,970 shares of Common Stock issuable pursuant to warrants issued to Bellridge. Bellridge also holds convertible notes that are convertible into shares of Common Stock. Certain of the warrants and convertible notes contain beneficial ownership limitations, which limit Bellridge’s right to exercise or convert such warrants and convertible notes if Bellridge, together with its affiliates, would beneficially own in excess of 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to such exercise, provided that upon at least 61 days’ prior notice to the Company, Bellridge may increase or decrease such limitation up to a maximum of 9.99% of the number of Common Stock outstanding (each such limitation a “Beneficial Ownership Limitation”). Three warrants issued to Bellridge in April 2018, exercisable for an aggregate of up to 85,000,000 shares of Common Stock, do not contain beneficial ownership limitations limiting Bellridge’s right to exercise those warrants in the event that its beneficial ownership would exceed 4.99%, but limit its right to exercise the warrants if any exercise would result in its beneficially owning more than 9.99%  of the Company’s outstanding shares of Common Stock. Therefore, Bellridge’s beneficial ownership of the Company’s Common Stock cannot exceed 9.99% of the Company’s outstanding shares of Common Stock. Without the Beneficial Ownership Limitations, Bellridge’s right to exercise and/or convert such instruments would result in its beneficial ownership of a total of up to 899,303,828 shares of Common Stock or beneficial ownership of 69.20% of the Company’s shares of Common Stock.

(4)	The principal business address of Mr. Sangha is 8275 S Eastern Avenue, Suite 200, Las Vegas, NV 89123.

(5)

Includes 234,210,244 shares of Common Stock held by Black Cactus Holdings LLC. Mr. Cummins serves as a director of, and owns all of the interests in, Black Cactus Holdings LLC. See footnote (2) relating to the Company’s obligation to issue additional shares of Common Stock to Black Cactus Holdings LLC.

ONE-FOR-TWENTY REVERSE STOCK SPLIT

Summary

On August 14, 2020, our Board approved the filing of the Amended and Restated Articles with the Florida Department of State, Division of Corporations, to effect the Reverse Stock Split, and on August 14, 2020, the Company received a written consent in lieu of a meeting of the stockholders, as permitted by the Company’s Bylaws, as may be amended (the “Bylaws”), and applicable Florida law (the “Stockholder Consent”), pursuant to which the Majority Stockholder authorized the filing of the Amended and Restated Articles with the Florida Department of State, Division of Corporations, to effect the Reverse Stock Split. Pursuant to the Reverse Stock Split, every twenty (20) shares of Common Stock will be automatically converted, without any further action by the stockholders, into one (1) share of Common Stock. The Board expects that a ratio of one-for-twenty to implement the Reverse Stock Split will maximize the anticipated benefits for the Company and its stockholders. The Board believes that the Company and its stockholders will benefit from the Reverse Stock Split because such Reverse Stock Split could be a catalyst for an increase in the stock price of the Common Stock, which in turn could increase the marketability and liquidity of the Common Stock, as well as increase the profile of the Company for private investment, acquisitions and other future opportunities that become available to the Company. Accordingly, it is the Board’s opinion that the Reverse Stock Split would better position the Company to attract potential business candidates and financing opportunities, and may provide the stockholders a greater potential return.

Further, as discussed below under “Purpose of the Reverse Stock Split,” one of the purposes of the Reverse Stock Split is to create additional unreserved shares of our authorized Common Stock because, currently, the Company has an insufficient number of unreserved shares of authorized Common Stock to (i) meet certain contractual obligations to issue an additional 14,899,700 shares of Common Stock to the Majority Stockholder, (ii) issue additional shares of Common Stock to raise additional capital and fulfill other financing needs of the Company and (iii) for the other purposes discussed below under “Principal Effects of the Reverse Stock Split.” For reasons stated throughout this Information Statement, including, but not limited to, the benefits of the Reverse Stock Split, such as improving the marketability and liquidity of the Common Stock, and the benefits of the Authorized Share Reduction, such as providing a better balance between authorized and issued and outstanding shares of Common Stock, the Company has determined that it would not be in the best interests of the Company and its stockholders to increase the number of its authorized shares of Common Stock to resolve the insufficiency of unreserved shares of authorized Common Stock.

Other than as described in connection with this matter, the Authorized Share Reduction, the Name Change and the Blank Check Preferred Authorization, no material changes to our Articles of Incorporation, as amended (the “Articles”), are being made, and the Reverse Stock Split will not modify the rights of existing stockholders.

PLEASE NOTE THAT THE REVERSE STOCK SPLIT WILL NOT CHANGE YOUR PROPORTIONATE EQUITY INTERESTS IN THE COMPANY, EXCEPT AS MAY RESULT FROM THE ISSUANCE OF SHARES PURSUANT TO THE FRACTIONAL SHARES, AS DISCUSSED FURTHER BELOW.

Black Cactus Holdings LLC

By unanimous written consent of the Board, dated July 9, 2020, the Board authorized the issuance of an aggregate of 249,109,944 shares of Common Stock to the Majority Stockholder. Since the Company did not have a sufficient number of authorized, but unissued, shares of Common Stock to issue all of those shares, it instead issued to the Majority Stockholder 234,210,244 shares of Common Stock, which were all of the unauthorized shares of Common Stock then available for issuance. The Company and the Majority Stockholder agreed that the Company would issue the remaining 14,899,700 shares of Common Stock (744,985 post-split shares of Common Stock, giving effect to a 1-for-20 reverse stock split) as soon as they become available. As of August 14, 2020, the 234,210,244 shares of Common Stock held by the Majority Stockholder represented approximately 58.5% of the 400,283,740 issued and outstanding shares of Common Stock, which results in a controlling vote on all matters requiring a vote of the majority of the outstanding shares of Common Stock. Pursuant to Florida law and our Bylaws, at least a majority of our shares of Common Stock outstanding and entitled to vote, or at least 200,141,871 shares of Common Stock, are required to approve the Reverse Stock Split by written consent. The Majority Stockholder voted all of its shares of Common Stock in favor of the Reverse Stock Split, thereby satisfying the requirement under Florida law and our Bylaws.

Actions to be Taken and Effective Date

The Reverse Stock Split will become effective as of 5:30 p.m. Eastern Time on the effective date of the Amended and Restated Articles that is filed with the Florida Department of State, Division of Corporations, which we would expect to be the date of filing (the “Effective Date”). In accordance with the rules and regulations of the Securities and Exchange Commission (the “SEC”), in no event will the Effective Date be sooner than twenty (20) days after the Information Statement is mailed to the holders of our Common Stock as of the Record Date. The Board shall have the authority to effect the Reverse Stock Split for twelve (12) months following the date of the Stockholder Consent.

The text of the form of the Amended and Restated Articles, which would be filed with the Florida Department of State, Division of Corporations, to effect the Reverse Stock Split, is set forth in Appendix A to this Information Statement. The text of the form of the Amended and Restated Articles accompanying this Information Statement is, however, subject to amendment to reflect any changes that may be required by the Florida Department of State, Division of Corporations, or that the Board may determine to be necessary or advisable ultimately to comply with applicable law and to effect the Reverse Stock Split.

Except as explained below with respect to fractional shares, each issued share of Common Stock immediately prior to the Effective Date will automatically be changed, as of the Effective Date, into a fraction of a share of Common Stock based on the one-for-twenty ratio.

Notwithstanding the foregoing, we must first notify FINRA of the intended Reverse Stock Split by filing an Issuer Company Related Action Notification Form no later than ten (10) days prior to the anticipated effective date of such action, as our failure to provide such notice could constitute fraud under Section 10 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Purpose of the Reverse Stock Split

Improve the marketability and liquidity of the Common Stock. We believe that the increased market price of our Common Stock expected as a result of implementing the Reverse Stock Split will improve the marketability and liquidity of our Common Stock and will encourage interest and trading in our Common Stock. A reverse stock split could allow a broader range of institutions to invest in our Common Stock (namely, funds that are prohibited from buying stocks whose price is below a certain threshold), potentially increasing the liquidity of our Common Stock. A reverse stock split could help increase analyst and broker interest in our stock as their policies can discourage them from following or recommending companies with low stock prices. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. It should be noted, however, that the liquidity of our Common Stock may in fact be adversely affected by the approved Reverse Stock Split given the reduced number of shares of Common Stock that would be outstanding after the Reverse Stock Split.

Create additional unreserved shares of our authorized Common Stock. Currently, the Company has an insufficient number of unreserved shares of authorized Common Stock to (i) meet certain contractual obligations to issue an additional 14,899,700 shares of Common Stock to the Majority Stockholder, (ii) issue additional shares of Common Stock to raise additional capital and to fulfill other financing needs of the Company and (iii) for the other purposes discussed below under “Principal Effects of the Reverse Stock Split.” Pursuant to a Waiver and Agreement, dated as of June 29, 2020, an affiliate of the Majority Stockholder was entitled to the issuance of 249,109,944 shares of Common Stock, which right was designated to the Majority Stockholder. However, the Company does not currently have a sufficient number of authorized shares of Common Stock to issue all of such shares of Common Stock. The parties have agreed that the Company will issue the remaining 14,899,700 shares of Common Stock (744,985 post-split shares of Common Stock, giving effect to a 1-for-20 reverse stock split) when they become available. As stated under “Principal Effects of the Reverse Stock Split,” the Reverse Stock Split will have the effect of creating a sufficient number of unreserved shares of our authorized Common Stock to issue the remaining shares of Common Stock to the Majority Stockholder. For reasons stated throughout the Information Statement, including the benefits of the Reverse Stock Split, such as improving the marketability and liquidity of the Common Stock, and the benefits of the Authorized Share Reduction, such as providing a better balance between authorized and issued and outstanding shares of Common Stock, the Company has determined that it would not be in the best interests of the Company and its shareholders to increase the number of its authorized shares of Common Stock to resolve the insufficiency of unreserved shares of authorized Common Stock.

For the above reasons, we believe that implementing the Reverse Stock Split could improve the marketability and liquidity of our Common Stock, would create additional unreserved shares of our authorized Common Stock and is in the best interests of the Company and our stockholders.

Risks of the Approved Reverse Stock Split

We cannot assure you that the approved Reverse Stock Split will increase our stock price. The Board of Directors expects that the Reverse Stock Split of our Common Stock will increase the market price of our Common Stock. However, the effect of the Reverse Stock Split upon the market price of our Common Stock cannot be predicted with any certainty, and the history of similar reverse stock splits for companies in like circumstances is varied.

It is possible that the per share price of our Common Stock after the Reverse Stock Split will not rise in proportion to the reduction in the number of shares of our Common Stock outstanding resulting from the Reverse Stock Split, and the Reverse Stock Split may not result in a per share price that would attract brokers and investors who do not trade in lower priced stocks. Even if we effect the Reverse Stock Split, the market price of our Common Stock may decrease due to factors unrelated to the Reverse Stock Split. In any case, the market price of our Common Stock may also be based on other factors which may be unrelated to the number of shares outstanding, including our future performance. If the Reverse Stock Split is consummated and the trading price of the Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split.

The approved Reverse Stock Split may decrease the liquidity of our Common Stock. The liquidity of our Common Stock may be harmed by the approved Reverse Stock Split given the reduced number of shares of Common Stock that would be outstanding after the Reverse Stock Split, particularly if the stock price does not increase as a result of the Reverse Stock Split. In addition, investors might consider the increased proportion of unissued authorized shares of Common Stock to issued shares to have an anti-takeover effect under certain circumstances, because the proportion allows for dilutive issuances which could prevent certain stockholders from changing the composition of the Board or render tender offers for a combination with another entity more difficult to successfully complete. The Board does not intend for the Reverse Stock Split to have any anti-takeover effects.

Principal Effects of the Reverse Stock Split

Common Stock. The Company will file the Amended and Restated Articles with the Florida Department of State, Division of Corporations. Except for adjustments that may result from the treatment of fractional shares as described below, each issued share of Common Stock immediately prior to the Effective Date will automatically be changed, as of the Effective Date, into a fraction of a share of Common Stock based on the one-for-twenty ratio In addition, proportional adjustments will be made to the number of shares of Common Stock issuable under, and the exercise price of, our outstanding warrants and the number of shares of Common Stock issuable under outstanding convertible notes.

Except for adjustments that may result from the treatment of fractional shares of Common Stock as described below, because the Reverse Stock Split would apply to all issued shares of our Common Stock, the approved Reverse Stock Split would not alter the relative rights and preferences of our existing stockholders nor affect any stockholder’s proportionate equity interest in the Company. For example, a holder of two percent (2%) of the voting power of the outstanding shares of our Common Stock immediately prior to the effectiveness of the Reverse Stock Split will generally continue to hold two percent (2%) of the voting power of the outstanding shares of our Common Stock immediately after the Reverse Stock Split. Moreover, the number of stockholders of record will not be affected by the Reverse Stock Split. The Reverse Stock Split itself would not change the number of authorized shares of our Common Stock, but the Board and the Majority Stockholder have also approved, by separate resolution, to reduce the number of authorized shares of Common Stock from 490,000,000 shares of Common Stock to 200,000,000 shares of Common Stock. Although the Board and the Majority Stockholder have approved the Authorized Share Reduction, even if the Authorized Share Reduction is consummated, the Reverse Stock Split will still have the effect of creating additional unreserved shares of our authorized Common Stock. Other than the issuance of an additional 14,899,700 shares of Common Stock (744,985 post-split shares of Common Stock, giving effect to a 1-for-20 reverse stock split) to the Majority Stockholder, and those shares needed to satisfy the conversion and/or exercise of the Company’s outstanding convertible notes and warrants, we have no current arrangements or understandings providing for the issuance of the additional shares of Common Stock that would be made available for issuance upon effectiveness of the Reverse Stock Split. These additional shares of Common Stock may be used by us for various purposes in the future without further stockholder approval, including, among other things:

●	raising capital to fund our operations and to continue as a going concern;

●	establishing strategic relationships with other companies;

●	providing equity incentives to our employees, officers or directors; and

●	expanding our business or product lines through the acquisition of other businesses or products.

Effect on Convertible, Exercisable or Exchangeable Securities. Based upon the Reverse Stock Split ratio, proportionate adjustments are also generally required to be made to the per share exercise price and the number of shares of Common Stock issuable upon the exercise or conversion of any convertible, exercisable or exchangeable securities entitling the holders to purchase, exchange for, or convert into, shares of Common Stock. This would result in approximately the same aggregate price being required to be paid under such convertible, exercisable or exchangeable securities upon exercise, and approximately the same value of shares of Common Stock being delivered upon such exercise, exchange or conversion, immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split. The number of shares of Common Stock reserved for issuance pursuant to these securities will be adjusted proportionately based upon the one-for-twenty ratio, subject to our treatment of fractional shares of Common Stock.

Listing. Our shares of Common Stock are not currently listed on an exchange but trade over-the-counter in the “pink sheets.” The Reverse Stock Split will not directly affect the trading of our Common Stock, although we believe that the Reverse Stock Split could potentially increase our stock price. Following the Reverse Stock Split, our Common Stock will continue to trade over-the-counter under the symbol “BLGI,” although our Common Stock would have a new committee on uniform securities identification procedures (“CUSIP”) number, a number used to identify our Common Stock.

“Public Company” Status. Our Common Stock is currently registered under Section 12(g) of the Exchange Act, and we are subject to the “public company” periodic reporting and other requirements of the Exchange Act. The approved Reverse Stock Split will not affect our status as a public company or this registration under the Exchange Act. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Exchange Act.

Odd Lot Transactions. It is likely that some of our stockholders will own “odd-lots” of less than 100 shares of Common Stock following the Reverse Stock Split. A purchase or sale of less than 100 shares of Common Stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers, and generally may be more difficult than a “round lot” sale. Therefore, those stockholders who own less than 100 shares of Common Stock following the Reverse Stock Split may be required to pay somewhat higher transaction costs and may experience some difficulties or delays should they then determine to sell their shares of Common Stock.

Authorized but Unissued Shares; Potential Anti-Takeover Effects. Our Articles presently authorize 490,000,000 shares of Common Stock and 10,000,000 shares of blank check preferred stock, par value $0.0001 per share (the “Preferred Stock”). The Reverse Stock Split would not change the number of authorized shares of the Common Stock or Preferred Stock as designated, but the Board and the Majority Stockholder have both also approved the Authorized Share Reduction to reduce the number of authorized shares of Common Stock from 490,000,000 shares of Common Stock to 200,000,000 shares of Common Stock. Notwithstanding the Authorized Share Reduction, because the number of issued and outstanding shares of Common Stock would decrease, the number of shares of Common Stock remaining available for issuance by us in the future would still increase.

Such additional shares would be available for issuance from time to time for corporate purposes such as issuances of Common Stock in connection with capital-raising transactions and acquisitions of companies or other assets, as well as for issuance upon conversion or exercise of securities such as convertible preferred stock, convertible debt, warrants or options convertible into or exercisable for Common Stock. We believe that the availability of the additional shares of Common Stock will provide us with the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond effectively in a changing corporate environment. For example, we may elect to issue shares of Common Stock to raise equity capital, to make acquisitions through the use of stock, to establish strategic relationships with other companies, to adopt employee benefit plans or reserve additional shares of Common Stock for issuance under such plans, where the Board determines it advisable to do so, without the necessity of soliciting further stockholder approval, subject to applicable stockholder vote requirements under Florida law. If we issue additional shares of Common Stock for any of these purposes, the aggregate ownership interest of our current stockholders, and the interest of each such existing stockholder, would be diluted, possibly substantially.

The additional shares of our Common Stock that would become available for issuance upon an effective Reverse Stock Split could also be used by us to oppose a hostile takeover attempt or delay or prevent a change of control or changes in or removal of our management, including any transaction that may be favored by a majority of our stockholders or in which our stockholders might otherwise receive a premium for their shares of Common Stock over then-current market prices or benefit in some other manner. Although the increased proportion of authorized but unissued shares of Common Stock to issued shares of Common Stock could, under certain circumstances, have an anti-takeover effect, it is not the Board’s intention to implement the Reverse Stock Split in order to respond to a hostile takeover attempt or to an attempt to obtain control of the Company.

Fractional Shares

We will not issue fractional certificates for post-Reverse Stock Split shares of Common Stock in connection with the Reverse Stock Split. To the extent any holders of pre-Reverse Stock Split shares of Common Stock are entitled to fractional shares of Common Stock as a result of the Reverse Stock Split, the Company will issue an additional share to all holders of fractional shares of Common Stock.

No Dissenters’ Rights

Under Florida law, our stockholders would not be entitled to dissenters’ rights or rights of appraisal in connection with the implementation of the Reverse Stock Split, and we will not independently provide our stockholders with any such rights.

Certain United States Federal Income Tax Consequences

The following is a summary of certain United States federal income tax consequences of the Reverse Stock Split. It does not address any state, local or foreign income or other tax consequences, which, depending upon the jurisdiction and the status of the stockholder/taxpayer, may vary from the United States federal income tax consequences. It applies to you only if you held pre-Reverse Stock Split shares of Common Stock as capital assets for United States federal income tax purposes. This discussion does not apply to you if you are a member of a class of our stockholders subject to special rules, such as (a) a dealer in securities or currencies, (b) a trader in securities that elects to use a mark-to-market method of accounting for your securities holdings, (c) a bank, (d) a life insurance company, (e) a tax-exempt organization, (f) a person that owns shares of Common Stock that are a hedge, or that are hedged, against interest rate risks, (g) a person who owns shares of Common Stock as part of a straddle or conversion transaction for tax purposes or (h) a person whose functional currency for tax purposes is not the U.S. dollar. The discussion is based on the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), its legislative history, existing, temporary and proposed regulations under the Internal Revenue Code, published rulings and court decisions, all as of the date hereof. These laws, regulations and other guidance are subject to change, possibly on a retroactive basis. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the United States federal income tax consequences of the Reverse Stock Split.

PLEASE CONSULT YOUR OWN TAX ADVISOR CONCERNING THE CONSEQUENCES OF THE REVERSE STOCK SPLIT IN YOUR PARTICULAR CIRCUMSTANCES UNDER THE INTERNAL REVENUE CODE AND THE LAWS OF ANY OTHER TAXING JURISDICTION.

Tax Consequences to United States Holders of Common Stock. A United States holder, as used herein, is a stockholder who or that is, for United States federal income tax purposes: (a) a citizen or individual resident of the United States, (b) a domestic corporation, (c) an estate whose income is subject to United States federal income tax regardless of its source, or (d) a trust, if a United States court can exercise primary supervision over the trust’s administration and one or more United States persons are authorized to control all substantial decisions of the trust. This discussion applies only to United States holders.

Except for adjustments that may result from the treatment of fractional shares of Common Stock as described above, no gain or loss should be recognized by a stockholder upon such stockholder’s exchange of pre-Reverse Stock Split shares of Common Stock for post-Reverse Stock Split shares of Common Stock pursuant to the Reverse Stock Split, and the aggregate adjusted basis of the post-Reverse Stock Split shares of Common Stock received will be the same as the aggregate adjusted basis of the Common Stock exchanged for such new shares. The stockholder’s holding period for the post-Reverse Stock Split shares of Common Stock will include the period during which the stockholder held the pre-Reverse Stock Split shares of Common Stock surrendered.

Accounting Consequences

Following the Effective Date of the Reverse Stock Split, if any, the net income or loss and net book value per share of Common Stock will be increased because there will be fewer shares of the Common Stock outstanding. We do not anticipate that any other accounting consequences would arise as a result of the Reverse Stock Split.

Exchange of Stock Certificates

As of the Effective Date, each certificate representing shares of our Common Stock outstanding before the Reverse Stock Split will be deemed, for all corporate purposes, to evidence ownership of the reduced number of shares of our Common Stock resulting from the Reverse Stock Split. All shares underlying warrants and other securities exchangeable or exercisable for or convertible into Common Stock also automatically will be adjusted on the Effective Date.

Our transfer agent, vStock Transfer, will act as the exchange agent for purposes of exchanging stock certificates subsequent to the Reverse Stock Split. Shortly after the Effective Date, stockholders of record will receive written instructions requesting them to complete and return a letter of transmittal and surrender their old stock certificates for new stock certificates reflecting the adjusted number of shares as a result of the Reverse Stock Split. Certificates representing shares of Common Stock issued in connection with the Reverse Stock Split will continue to bear the same restrictive legends, if any, that were borne by the surrendered certificates representing the shares of Common Stock outstanding prior to the Reverse Stock Split. No new certificates will be issued until such stockholder has surrendered any outstanding certificates, together with the properly completed and executed letter of transmittal, to the exchange agent. Until surrendered, each certificate representing shares of Common Stock outstanding before the Reverse Stock Split would continue to be valid and would represent the adjusted number of shares of Common Stock, based on the ratio of the Reverse Stock Split.

Any stockholder whose stock certificates are lost, destroyed or stolen will be entitled to a new certificate or certificates representing post-Reverse Stock Split shares of Common Stock upon compliance with the requirements that we and our transfer agent customarily apply in connection with lost, destroyed or stolen certificates. Instructions as to lost, destroyed or stolen certificates will be included in the letter of instructions from the exchange agent.

Upon the Reverse Stock Split, we intend to treat stockholders holding our Common Stock in “street name,” through a bank, broker or other nominee, in the same manner as registered stockholders whose shares of Common Stock are registered in their names. Banks, brokers and other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our Common Stock in “street name.” However, such banks, brokers and other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. If you hold your shares in “street name” with a bank, broker or other nominee, and if you have any questions in this regard, we encourage you to contact your bank, broker or nominee.

YOU SHOULD NOT DESTROY YOUR STOCK CERTIFICATES AND YOU SHOULD NOT SEND THEM NOW. YOU SHOULD SEND YOUR STOCK CERTIFICATES ONLY AFTER YOU HAVE RECEIVED INSTRUCTIONS FROM THE EXCHANGE AGENT AND IN ACCORDANCE WITH THOSE INSTRUCTIONS.

If any certificates for shares of Common Stock are to be issued in a name other than that in which the certificates for shares of Common Stock surrendered are registered, the stockholder requesting the reissuance will be required to pay to us any transfer taxes or establish to our satisfaction that such taxes have been paid or are not payable and, in addition, (a) the transfer must comply with all applicable federal and state securities laws, and (b) the surrendered certificate must be properly endorsed and otherwise be in proper form for transfer.

Book-Entry

The Company’s registered stockholders may hold some or all of their shares electronically in book-entry form with our transfer agent. These stockholders do not have stock certificates evidencing their ownership of Common Stock. They are, however, provided with a statement reflecting the number of shares of Common Stock registered in their accounts. If you hold registered shares of Common Stock in book-entry form, you do not need to take any action to receive your post-Reverse Stock Split shares of Common Stock in registered book-entry form. If you are entitled to post-Reverse Stock Split shares of Common Stock, a transaction statement will automatically be sent to your address of record by our transfer agent as soon as practicable after the Effective Date indicating the number of shares of Common Stock that you hold.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the Reverse Stock Split except to the extent of their ownership of shares of our Common Stock.

AUTHORIZED SHARE REDUCTION OF COMMON STOCK FROM 490,000,000 SHARES TO 200,000,000 SHARES

Summary

Our Articles currently authorize us to issue a total of 490,000,000 shares of Common Stock and 10,000,000 shares of Preferred Stock. On August 14, 2020, our Board approved the Amended and Restated Articles to effect the reduction in the Company’s authorized shares of Common Stock from 490,000,000 to 200,000,000 shares of Common Stock (the “Authorized Share Reduction”), and on August 14, 2020, the Company received the Stockholder Consent, pursuant to which the Majority Stockholder authorized the Authorized Share Reduction.

The Board will carry out its authority to implement the Authorized Share Reduction only if the Reverse Stock Split is implemented, since the sole purpose of the Authorized Share Reduction is to amend the capitalization of the Company based on the number of issued and outstanding shares of Common Stock and the additional number of shares of Common Stock we believe we will need in the foreseeable future for financing and the other purposes discussed herein.

Other than as described in connection with this matter, the Reverse Stock Split, the Name Change and the Blank Check Preferred Authorization, no material changes to the Articles are being made, and the Authorized Share Reduction will not modify the number of shares held by, or the rights of, existing stockholders.

Black Cactus Holdings LLC

As of August 14, 2020, the Majority Stockholder holds approximately 58.5% of the issued and outstanding shares of Common Stock, which results in a controlling vote on all matters requiring a vote of the majority of the outstanding shares of Common Stock. Pursuant to Florida law and our Bylaws, at least a majority of our shares of Common Stock outstanding and entitled to vote, or at least 200,141,871 shares, are required to approve the Authorized Share Reduction by written consent. The Majority Stockholder voted all of its shares of Common Stock in favor of the Authorized Share Reduction, thereby satisfying the requirement under Florida law and our Bylaws.

Actions to be Taken and Effective Date

The Authorized Share Reduction will become effective as of 5:30 p.m. Eastern Time on the Effective Date. In accordance with the rules and regulations of the SEC, in no event will the Effective Date be sooner than twenty (20) days after the Information Statement is mailed to the holders of our Common Stock as of the Record Date. The Board shall have the authority to effect the Authorized Share Reduction for twelve (12) months following the date of the Stockholder Consent, which authority the Board will carry out only if the Reverse Stock Split is implemented.

The text of the form of Amended and Restated Articles, which would be filed with the Florida Department of State, Division of Corporations, to effect the Authorized Share Reduction, is set forth in Appendix A to this Information Statement. The text of the form of Amended and Restated Articles accompanying this Information Statement is, however, subject to amendment to reflect any changes that may be required by the Florida Department of State, Division of Corporations, or that the Board may determine to be necessary or advisable ultimately to comply with applicable law and to effect the Authorized Share Reduction.

Purpose of the Authorized Share Reduction

The purpose of the Authorized Share Reduction is to reduce the number of authorized shares of our Common Stock in order to reflect the reduction in the number of issued and outstanding shares of Common Stock that is expected to be outstanding following the Reverse Stock Split. The Board believes that this change will provide a better balance between authorized and issued and outstanding shares of Common Stock.

Of the 490,000,000 shares of Common Stock that are currently authorized to be issued under the Articles, as of August 14, 2020, 400,283,740 shares of Common Stock are issued and outstanding and the remaining 89,716,260 shares of Common Stock have been reserved for issuance with the Company’s transfer agent upon the exercise of outstanding warrants. There are also an additional (i) 810,147,785 shares of Common Stock issuable upon the conversion of outstanding notes and the exercise of outstanding warrants, which have not been reserved for issuance with the Company’s transfer agent and (ii) 14,899,700 shares of Common Stock issuable to the Majority Stockholder. The Board believes that the reduction in the number of authorized shares of Common Stock will leave authorized but unissued shares of Common Stock following the Reverse Stock Split of approximately 134,247,626 shares of Common Stock, which should provide the Company with a sufficient reserve of authorized but unissued shares of Common Stock for the foreseeable future for all of the purposes described herein.

Principal Effects of the Authorized Share Reduction

The Authorized Share Reduction will affect all holders of our Common Stock uniformly. The Authorized Share Reduction is not intended to, and will not, affect any stockholder’s percentage ownership interest in the Company.

The Authorized Share Reduction will not change the terms of any class of our capital stock. After the Authorized Share Reduction, the shares of our capital stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to our capital stock as now authorized. Our capital stock will remain fully paid and non-assessable. Following the Authorized Share Reduction, our Common Stock will continue to trade over-the-counter under the symbol “BLGI.”

No Dissenters’ Rights

Under Florida law, our stockholders would not be entitled to dissenters’ rights or rights of appraisal in connection with the implementation of the Authorized Share Reduction, and we will not independently provide our stockholders with any such rights.

Certain United States Federal Income Tax Consequences

The will be no material United States federal income tax consequences of the Authorized Share Reduction to holders of our capital stock.

Accounting Consequences

The par value of our Common Stock will remain unchanged at $0.0001 per share after the Authorized Share Reduction. Also, our capital account will remain unchanged, and we do not anticipate that any other accounting consequences would arise as a result of the Authorized Share Reduction.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the Authorized Share Reduction except to the extent of their ownership of shares of our Common Stock.

NAME CHANGE TO “BLGI, INC.”

Summary

On August 14, 2020, our Board approved the Amended and Restated Articles to effect the change of the Company’s name to BLGI, Inc. (the “Name Change”), and on August 14, 2020, the Company received the Stockholder Consent, pursuant to which the Majority Stockholder authorized the Name Change.

Other than as described in connection with this matter, the Reverse Stock Split, the Blank Check Preferred Authorization and the Authorized Share Reduction, no material changes to the Articles are being made.

Black Cactus Holdings LLC

As of August 14, 2020, the Majority Stockholder holds approximately 58.5% of the issued and outstanding shares of Common Stock, which results in a controlling vote on all matters requiring a vote of the majority of the outstanding shares of Common Stock. Pursuant to Florida law and our Bylaws, at least a majority of our shares of Common Stock outstanding and entitled to vote, or at least 200,141,871 shares, are required to approve the Name Change by written consent. The Majority Stockholder voted all of its shares of Common Stock in favor of the Name Change, thereby satisfying the requirement under Florida law and our Bylaws.

Actions to be Taken and Effective Date

The Name Change will become effective as of 5:30 p.m. Eastern Time on the Effective Date. In accordance with the rules and regulations of the SEC, in no event will the Effective Date be sooner than twenty (20) days after the Information Statement is mailed to the stockholders. The Board shall have the authority to effect the Name Change for twelve (12) months following the date of the Stockholder Consent.

The text of the form of Amended and Restated Articles, which would be filed with the Florida Department of State, Division of Corporations, to effect the Name Change, is set forth in Appendix A to this Information Statement. The text of the form of Amended and Restated Articles accompanying this Information Statement is, however, subject to amendment to reflect any changes that may be required by the Florida Department of State, Division of Corporations, or that the Board may determine to be necessary or advisable ultimately to comply with applicable law and to effect the Name Change.

Notwithstanding the foregoing, we must first notify FINRA of the intended Name Change by filing an Issuer Company Related Action Notification Form no later than ten (10) days prior to the anticipated effective date of such action, as our failure to provide such notice could constitute fraud under Section 10 of the Exchange Act.

Purpose of the Name Change

The purpose of the Name Change is to align the Company’s corporate name with its ticker symbol and to better reflect that the Company is a technology development company.

Principal Effects of the Name Change

The Name Change will affect all holders of our Common Stock uniformly. The Name Change is not intended to, and will not, affect any stockholder’s percentage ownership interest in the Company.

The Name Change will not change the terms of any class of our capital stock. After the Name Change, the shares of our capital stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to our capital stock as now authorized. Our capital stock will remain fully paid and non-assessable. Following the Name Change, our Common Stock will continue to trade over-the-counter under the symbol “BLGI,” although our Common Stock would have a new CUSIP number, a number used to identify our Common Stock.

No Dissenters’ Rights

Under Florida law, our stockholders would not be entitled to dissenters’ rights or rights of appraisal in connection with the implementation of the Name Change, and we will not independently provide our stockholders with any such rights.

Certain United States Federal Income Tax Consequences

The will be no material United States federal income tax consequences of the Name Change to holders of our capital stock.

Accounting Consequences

The Name Change will not affect the par value of any class or series of our capital stock. As a result, on the Effective Date, the stated capital on our balance sheet attributable to our capital stock will not be affected.

Interests of Directors and Executive Officers

Our directors and executive officers, who own shares of our Common Stock, will have no interests, directly or indirectly, in the Name Change that are any different than the interests of other holders of our Common Stock.

TERMINATE DESIGNATION OF SERIES A PREFERRED STOCK AND AMEND AUTHORIZATION OF PREFERRED STOCK TO PROVIDE FOR AUTHORIZATION TO ISSUE 10,000,000 SHARES OF “BLANK CHECK” PREFERRED STOCK

Summary

Our Articles currently authorize us to issue a total of 490,000,000 shares of Common Stock and 10,000,000 shares of Preferred Stock, par value $0.0001 per share (the “Preferred Stock”), of which 10,000 shares are designated as Series A Preferred Stock. On August 14, 2020, our Board approved the Amended and Restated Articles to terminate the designation of the 10,000 shares of Series A Preferred Stock, none of which are currently issued and outstanding, and to amend the authorization of the Preferred Stock to provide for the authorization of 10,000,000 shares of “blank check” preferred stock, par value $0.0001 per share (the “Blank Check Preferred Authorization”). On August 14, 2020, the Company received the Stockholder Consent, pursuant to which the Majority Stockholder authorized the Blank Check Preferred Authorization.

The terms of the “blank check” preferred stock to be authorized, including, but not limited to, dividend or interest rates, conversion prices, voting rights, redemption prices, maturity dates, and similar matters will be determined by the Board. Subject to the limitations set forth in the Amended and Restated Articles, and any limitations prescribed by Florida law, pursuant to Section 607.0602 of the Florida Business Corporation Act (the “FBCA”), the Board is expressly authorized, without shareholder approval, prior to the issuance of any series of Preferred Stock, to fix by resolution or resolutions providing for the issue of any series the number of shares included in such series and, including but not limited to, the designation, relative powers, preferences and rights, and the qualification, limitations or restrictions of such series.

Other than as described in connection with this matter, the Reverse Stock Split, the Authorized Share Reduction and the Name Change, no material changes to the Articles are being made. The Blank Check Preferred Authorization will not modify the number of shares held by existing stockholders, although the issuance of Preferred Stock could affect the rights of existing stockholders. For further information, see “Principal Effects of the Blank Check Preferred Authorization” below.

Black Cactus Holdings LLC

As of August 14, 2020, the Majority Stockholder holds approximately 58.5% of the issued and outstanding shares of Common Stock, which results in a controlling vote on all matters requiring a vote of the majority of the outstanding shares of Common Stock. Pursuant to Florida law and our Bylaws, at least a majority of our shares of Common Stock outstanding and entitled to vote, or at least 200,141,871 shares, are required to approve the Blank Check Preferred Authorization by written consent. The Majority Stockholder voted all of its shares of Common Stock in favor of the Blank Check Preferred Authorization, thereby satisfying the requirement under Florida law and our Bylaws.

Actions to be Taken and Effective Date

The Blank Check Preferred Authorization will become effective as of 5:30 p.m. Eastern Time on the Effective Date. In accordance with the rules and regulations of the SEC, in no event will the Effective Date be sooner than twenty (20) days after the Information Statement is mailed to the holders of our Common Stock as of the Record Date. The Board shall have the authority to effect the Blank Check Preferred Authorization for twelve (12) months following the date of the Stockholder Consent.

The text of the form of Amended and Restated Articles, which would be filed with the Florida Department of State, Division of Corporations, to effect the Blank Check Preferred Authorization, is set forth in Appendix A to this Information Statement. The text of the form of Amended and Restated Articles accompanying this Information Statement is, however, subject to amendment to reflect any changes that may be required by the Florida Department of State, Division of Corporations, or that the Board may determine to be necessary or advisable ultimately to comply with applicable law and to effect the Blank Check Preferred Authorization.

Purpose of the Blank Check Preferred Authorization

The purpose of the Blank Check Preferred Authorization is to provide the Board with sole discretion, and without shareholder approval, pursuant to Section 607.0602 of the FBCA, to classify up to 10,000,000 of unissued shares of “blank check” preferred stock into one or more series of preferred stock, and to determine the terms, including, but not limited to, the preferences, limitations, and relative rights, to the extent allowed under Section 607.0601 of the FBCA, of such series before the issuance of any shares of that series. The authorization of 10,000,000 shares of “blank check” preferred stock will provide the Board with the ability to designate different series of Preferred Stock so that the Company is able to raise investment capital through the issuance of its Preferred Stock with mutually agreed preferences to the Common Stock and possibly other series of Preferred Stock. The purpose of terminating the Series A Preferred Stock is because there are no shares issued and outstanding.

The terms of the “blank check” preferred stock to be authorized, including, but not limited to, dividend or interest rates, conversion prices, voting rights, redemption prices, maturity dates, and similar matters will be determined by the Board. Subject to the limitations set forth in the Amended and Restated Articles, and any limitations prescribed by Florida law, pursuant to Section 607.0602 of the FBCA, the Board is expressly authorized, without shareholder approval, prior to the issuance of any series of Preferred Stock, to fix by resolution or resolutions providing for the issue of any series the number of shares included in such series and, including but not limited to, the designation, relative powers, preferences and rights, and the qualification, limitations or restrictions of such series.

Principal Effects of the Blank Check Preferred Authorization

The Blank Check Preferred Authorization will affect all holders of our Common Stock uniformly. The Blank Check Preferred Authorization is not intended to, and will not, affect any stockholder’s percentage ownership interest in the Company.

The Blank Check Preferred Authorization will not change the terms of any class of our capital stock, other than the Series A Preferred Stock, which will no longer exist following the implementation by the Company of the Blank Check Preferred Authorization. Our capital stock will remain fully paid and non-assessable. Following the Blank Check Preferred Authorization, our Common Stock will continue to trade over-the-counter under the symbol “BLGI.”

The issuance by us of Preferred Stock could dilute both the equity interests and the earnings per share of existing holders of our Common Stock. Such dilution may be substantial, depending upon the amount of shares issued. The newly authorized shares of Preferred Stock could also have voting rights superior to our Common Stock, and therefore would have a dilutive effect on the voting power of our existing stockholders.

Any issuance of Preferred Stock with voting rights could, under certain circumstances, have the effect of delaying or preventing a change in control of our Company by increasing the number of outstanding shares entitled to vote and by increasing the number of votes required to approve a change in control of our Company. Shares of voting or convertible Preferred Stock could be issued, or rights to purchase such shares could be issued, to render more difficult or discourage an attempt to obtain control of our Company by means of a tender offer, proxy contest, merger or otherwise. The ability of our Board to issue such shares of Preferred Stock, with the rights and preferences it deems advisable, could discourage an attempt by a party to acquire control of our Company by tender offer or other means. Such issuances could therefore deprive our stockholders of benefits that could result from such an attempt, such as the realization of a premium over the market price that such an attempt could cause. Moreover, the issuance of such shares of Preferred Stock to persons friendly to our Board could make it more difficult to remove incumbent managers and directors from office even if such change were to be favorable to stockholders generally.

There are currently no plans, arrangements, commitments or understandings for the issuance of shares of Preferred Stock.

Anti-Takeover Effects

The Blank Check Preferred Authorization will provide us with shares of Preferred Stock which would permit us to issue additional shares of capital stock that could dilute the ownership of the holders of our Common Stock by one or more persons seeking to effect a change in the composition of our Board or contemplating a tender offer or other transaction for the combination of the Company with another company. The creation of the “blank check” preferred stock is not being undertaken in response to any effort of which our Board is aware to enable anyone to accumulate shares of our Common Stock or gain control of the Company. The purpose of the creation of the “blank check” preferred stock is to grant us the flexibility to issue our equity securities in the manner best suited for our Company, or as may be required by the capital markets. However, we presently have no plans, proposals, or arrangements to issue any of the newly authorized shares of Preferred Stock for any purpose whatsoever, including future acquisitions and/or financings.

Other than the creation of the “blank check” preferred stock, and the Reverse Stock Split, our Board does not currently contemplate the adoption of any other amendments that will be included in the Amended and Restated Articles that could be construed to affect the ability of third parties to take over or change the control of the Company. While it is possible that management could use the authorized shares of “blank check” preferred stock to resist or frustrate a third-party transaction that is favored by a majority of the independent stockholders, we have no intent, plans or proposals to use the newly created “blank check” preferred stock as an anti-takeover mechanism or to adopt other provisions or enter into other arrangements that may have anti-takeover consequences.

While the creation of the “blank check” preferred stock may have anti-takeover ramifications, our Board believes that the financial flexibility offered by such corporate actions will outweigh the disadvantages. To the extent that these corporate actions may have anti-takeover effects, third parties seeking to acquire us may be encouraged to negotiate directly with our Board, enabling us to consider the proposed transaction in a manner that best serves the stockholders’ interests.

No Dissenters’ Rights

Under Florida law, our stockholders would not be entitled to dissenters’ rights or rights of appraisal in connection with the implementation of the Blank Check Preferred Authorization, and we will not independently provide our stockholders with any such rights.

Certain United States Federal Income Tax Consequences

The will be no material United States federal income tax consequences of the Blank Check Preferred Authorization to holders of our capital stock.

Accounting Consequences

We do not anticipate any accounting consequences as a result of the Blank Check Preferred Authorization.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the Blank Check Preferred Authorization except to the extent of their ownership of shares of our Common Stock.

ADDITIONAL INFORMATION

We are subject to the information and reporting requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, we file periodic reports, documents and other information with the SEC relating to our business, financial statements and other matters. Such reports and other information may be accessed at www.sec.gov. You are encouraged to review our Annual Report on Form 10-K for the fiscal year ended April 30, 2020, together with any subsequent information we filed with the SEC on July 30, 2020, and other publicly available information. A copy of any public filing is also available, at no charge, by contacting our legal counsel, Sullivan & Worcester LLP, Attn: David E. Danovitch, Esq. at (212) 660-3060.

PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF CERTAIN TRANSACTIONS ENTERED INTO BY THE COMPANY.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

By Order of the Board of Directors,

/s/ Lawrence P. Cummins

Lawrence P. Cummins

Chief Executive Officer

Appendix A

FORM OF AMENDED AND RESTATED ARTICLES OF INCORPORATION OF

BLACK CACTUS GLOBAL, INC.

Pursuant to provisions of Section 607.1007 of the Florida Business Corporation Act, as amended from time to time (the “FBCA”), Black Cactus Global, Inc. (the “Corporation”) does hereby certify that:

FIRST: The Corporation’s Articles of Incorporation, as amended, and any amendments thereto (the “Articles of Incorporation”), was initially filed with the Florida Department of State, Division of Corporations, on April 8, 2013, and last amended by an articles of amendment to the Articles of Incorporation filed with the Florida Department of State, Division of Corporations, on November 13, 2017.

SECOND: An Amended and Restated Articles of Incorporation was adopted by all of the directors and a majority of the holders of the voting stock of the Corporation pursuant to Sections 607.0821 and 607.0704 of the FBCA, respectively, on August 14, 2020. The number of votes cast for the Amended and Restated Articles of Incorporation was sufficient for approval.

THIRD: The text of the Articles of Incorporation are hereby amended and restated as herein set forth in full and shall consolidate all amendments into a single document and supersede the original Articles of Incorporation.

ARTICLE I

CORPORATE NAME

The name of this Corporation shall be: BLGI, INC.

ARTICLE II

NATURE OF CORPORATE BUSINESS AND POWERS

The general nature of the business to be transacted by this Corporation shall be to engage in any and all lawful business permitted under the laws of the United States and the State of Florida.

ARTICLE III

CAPITAL STOCK

The Maximum number of shares that this Corporation shall be authorized to issue and have outstanding at any one time shall be 210,000,000 shares, of which (i) 200,000,000 shares shall be designated as Common Stock, par value $0.0001 per share, and 10,000,000 shares shall be designated as “blank check” preferred stock, par value $0.0001 (the “Preferred Stock”).

The following is a statement of the designations and the powers, privileges and rights, and the qualifications, limitations or restrictions thereof in respect of each class of capital stock of the Corporation.

A.          COMMON STOCK

1.           General.  The voting, dividend and liquidation rights of the holders of the Common Stock are subject to and qualified by the rights, powers and preferences of the holders of the Preferred Stock set forth herein.

2.           Voting.  The holders of the Common Stock are entitled to one vote for each share of Common Stock held at all meetings of stockholders (and written actions in lieu of meetings); provided, however, that, except as otherwise required by law, holders of Common Stock, as such, shall not be entitled to vote on any amendment to the Amended and Restated Articles of Incorporation that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to the Amended and Restated Articles of Incorporation or pursuant to the FBCA. There shall be no cumulative voting.

3.           Reverse Stock Split.  Upon the filing of these Amended and Restated Articles of Incorporation with the Florida Department of State, Division of Corporations (the “Effective Time”), each twenty (20) outstanding shares of Common Stock outstanding immediately prior to the Effective Time (the “Old Common Stock”) shall be combined and converted into one (1) share of Common Stock (the “New Common Stock”) based on a ratio of one share of New Common Stock for each twenty shares of Old Common Stock (the “Reverse Split Ratio”). This reverse stock split (the “Reverse Split”) of the outstanding shares of Common Stock shall not affect the total number of shares of capital stock, including the Common Stock, that the Corporation is authorized to issue, which shall remain as set forth under this Article IV.

The Reverse Split shall occur without any further action on the part of the Corporation or the holders of shares of New Common Stock and whether or not certificates representing such holders’ shares prior to the Reverse Split are surrendered for cancellation. No fractional interest in a share of New Common Stock shall be deliverable upon the Reverse Split, all of which shares of New Common Stock be rounded up to the nearest whole number of such shares. All references to “Common Stock” in these Articles shall be to the New Common Stock.

The Reverse Split will be effectuated on a stockholder-by-stockholder (as opposed to certificate-by-certificate) basis, except that the Reverse Split will be effectuated on a certificate-by-certificate basis for shares held by registered holders. For shares held in certificated form, certificates dated as of a date prior to the Effective Time representing outstanding shares of Old Common Stock shall, after the Effective Time, represent a number of shares of New Common Stock as is reflected on the face of such certificates for the Old Common Stock, divided by the Reverse Split Ratio and rounded up to the nearest whole number. The Corporation shall not be obligated to issue new certificates evidencing the shares of New Common Stock outstanding as a result of the Reverse Split unless and until the certificates evidencing the shares held by a holder prior to the Reverse Split are either delivered to the Corporation or its transfer agent, or the holder notifies the Corporation or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates.”

B.          PREFERRED STOCK

1.           General.  The Corporation shall be authorized to issue a total of 10,000,000 shares of Preferred Stock from time to time in one or more series. Subject to the limitations set forth herein and any limitations prescribed by law, the Board of Directors is expressly authorized, without shareholder approval, prior to the issuance of any series of Preferred Stock, to fix by resolution or resolutions providing for the issue of any series the number of shares included in such series and, including but not limited to, the designation, relative powers, preferences and rights, and the qualification, limitations or restrictions of such series. Pursuant to the foregoing general authority vested in the Board of Directors, but not in limitation of the powers conferred on the Board of Directors thereby and by Florida law, the Board of Directors is expressly authorized to determine with respect to each series of Preferred Stock:

(i)

The designation(s) of such series and the number of shares (which from time to time may be decreased by the Board of Directors, but not below the number of such shares then outstanding, or may be increased by the Board unless otherwise provided in creating such series) constituting such series;

(ii)

The rate or amount and times at which, and the preferences and conditions under which, dividends shall be payable on shares of such individual series, the status of such dividends as cumulative, shall accumulate, and the status of such shares as participating or nonparticipating after the payment of dividends as to which such share are entitle to any preference;

(iii)

The rights and preferences, if any, of the shareholders of such series upon the liquidation, dissolution or winding up of the affairs of, or upon any distribution of the assets of the Corporation, which amount may vary depending upon whether such liquidation, dissolution or winding up is voluntary or involuntary and, if voluntary, may vary at different dates, and the status of the shares of such series as participating or nonparticipating after the satisfaction of any such rights and preferences;

(iv)	The full or limited voting rights, if any, to be provided for shares of such series, in addition to the voting rights provided by law;

(v)

The times, terms and conditions, if any, upon which shares of such series shall be subject to redemption, including the amount the shareholders of such series shall be entitled to receive upon redemption (which amount may vary under different conditions or at different redemption dates) and the amount, terms, conditions and manner of operation of any purchase, retirement or sinking fund to be provided for the share of such series;

(vi)

The rights, if any, of shareholders of such series to convert such shares into, or to exchange such shares for, shares of any other classes or of any other series of the same class, the prices or rates of conversion or exchange, and adjustments thereto, and any other terms and conditions applicable to such conversion or exchange;

(vii)

The limitations, if any, applicable while such series is outstanding on the payment of dividends or making of distributions on, or the acquisition or redemption of, Common Stock or restrictions, if any, upon the issue of any additional shares (including additional shares of such series or any other series or of any other class) ranking on a parity with or prior to the shares of such series either as to dividends or upon liquidation;

(viii)	The conditions or restrictions, if any, upon the issue of any other class rankings on a parity with or prior to the shares of such series either as to dividends or upon liquidation; and

(ix)

Any other relative powers, preferences and participating, optional or other special rights, and the qualifications, limitation or restrictions thereof, of the shares of such series; in each case, so far as not inconsistent with the provisions of these Amended and Restated Articles of Incorporation or the FBCA.

ARTICLE IV

TERM OF EXISTENCE

This Corporation shall have perpetual existence.

ARTICLE V

REGISTERED AGENT AND

INITIAL REGISTERED OFFICE IN FLORIDA

The Registered Agent and the street address of the initial Registered Office of this Corporation in the State of Florida shall be:

Jocelyn Nicholas

3811 Alden Way, Sarasota, Florida 34232

ARTICLE VI

BOARD OF DIRECTORS

This corporation shall have one (1) Director initially.

ARTICLE VII

INDEMNIFICATION

To the fullest extent permitted by the FBCA, the Corporation shall indemnify, or advance expenses to, any person made, or threatened to be made, a party to any action, suit or proceeding by reason of the fact that such person (i) is or was a director of the Corporation; (ii) is or was serving at the request of the Corporation as a director of another corporation, provided that such person is or was at the time a director of the Corporation; or (iii) is or was serving at the request of the Corporation as an officer of another corporation, provided that such person is or was at the time a director of the Corporation or a director of such other corporation, serving at the request of the Corporation. Unless otherwise expressly prohibited by the FBCA, and except as otherwise provided in the previous sentence, the Board of Directors of the Corporation shall have the sole and exclusive discretion, on such terms and conditions as it shall determine, to indemnify, or advance expenses to, any person made, or threatened to be made, a party to any action, suit, or proceeding by reason of the fact such person is or was an officer, employee or agent of the Corporation as an officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise.

ARTICLE VIII

AFFILIATED TRANSACTIONS

This Corporation expressly elects not to be governed by Section 607.0901 of the FBCA relating to affiliated transactions

ARTICLE IX

CONTROL SHARE ACQUISITIONS

This Corporation expressly elects to be governed by Section 607.0902 of the FBCA relating to control share acquisitions.

IN WITNESS WHEREOF, the Corporation has caused this Amended and Restated Articles of Incorporation to be signed by its officer thereunto duly authorized this     day of        , 202  .

BLACK CACTUS GLOBAL, INC.

By:	/s/ Lawrence P. Cummins
Name:	Lawrence P. Cummins
Title:	Chief Executive Officer